UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2007

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)

           Maryland                     811-09353                13-4064344
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code  (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS.

Item 8.01. Other Events.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated October 1, 2007 and as Exhibit 99.2 the attached Seligman Conference Call Notification for October 10, 2007 for Seligman New Technologies Fund, Inc.

Exhibit 99.1 Press Release relating to Conference Call to be held on October 10, 2007.

Exhibit 99.2 Conference Call Notification for October 10, 2007 at 11 a.m. eastern time.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELIGMAN NEW TECHNOLOGIES FUND, INC.

Date: September 28, 2007

                                              By: /s/Joseph D'Alessandro
                                                 -------------------------------
                                                     Joseph D'Alessandro
                                                     Assistant Secretary